UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: February 13, 2015

(Date of earliest event reported)

Phillips 66 Partners LP

(Exact name of registrant as specified in its charter)

Delaware	001-36011	38-3899432
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3010 Briarpark Drive

Houston, Texas 77042

(Address of principal executive offices and zip code)

(855) 283-9237

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On February 13, 2015, Phillips 66 Partners LP (the “Partnership”) entered into a Contribution, Conveyance and Assumption Agreement (the “Contribution Agreement”) with Phillips 66 Partners GP LLC (the “General Partner”), Phillips 66 Company (“P66 Company”), and Phillips 66 Pipeline LLC (“P66 Pipeline”), each a wholly owned subsidiary of Phillips 66 (“PSX”). Pursuant to the Contribution Agreement, the Partnership agreed to acquire from P66 Company and P66 Pipeline certain pipeline interests, each as described in more detail below (the “Pipeline Transaction”):

•	A 19.46% equity interest in Explorer Pipeline Company (“Explorer”), which owns and operates the Explorer Pipeline, an approximately 1,830-mile refined petroleum product pipeline extending from the Texas Gulf Coast to Indiana with a current throughput capacity of approximately 660,000 barrels per day that transports gasoline, diesel, fuel oil and jet fuel to more than 70 major cities in 16 U.S. states.

•	A 100% equity interest in Phillips 66 Sand Hills LLC, the owner of a one-third equity interest in DCP Sand Hills Pipeline, LLC, which owns the 720-mile, fee-based Sand Hills natural gas liquids (“NGL”) pipeline that transports NGL from plants in the Permian Basin and Eagle Ford Shale to facilities along the Texas Gulf Coast and the Mont Belvieu market hub. The Sand Hills NGL pipeline has a current capacity of 200,000 barrels per day.

•	A 100% equity interest in Phillips 66 Southern Hills LLC, the owner of a one-third equity interest in DCP Southern Hills Pipeline, LLC, which owns the 800-mile, fee-based Southern Hills NGL pipeline that transports NGL from the Midcontinent region to the Mont Belvieu market hub. The Southern Hills NGL pipeline has a current capacity of 175,000 barrels per day.

The Sand Hills and Southern Hills NGL pipelines are operated by DCP Midstream Partners, LP, a publicly traded Delaware limited partnership formed by DCP Midstream, LLC, which is a joint venture between PSX and Spectra Energy Corp.

In exchange for the pipeline equity interests acquired by the Partnership in the Pipeline Transaction, P66 Company will receive total consideration of approximately $1.01 billion, consisting of approximately $880 million in cash and the issuance of 1,726,914 newly issued PSXP units, to be allocated between common units to P66 Company and general partner units in a proportion allowing the General Partner to maintain its 2% general partner interest in the Partnership.

The Pipeline Transaction is expected to close in early March 2015. The closing of the Pipeline Transaction is subject to standard closing conditions, including, among others: (i) the continued accuracy of the representations and warranties contained in the Contribution Agreement; (ii) the performance by each party of its respective obligations under the Contribution Agreement; (iii) the absence of any legal proceeding or order by a governmental authority restraining, enjoining or otherwise prohibiting the Pipeline Transaction; (iv) the absence of a material adverse effect on the results of operations or financial condition of the interests to be acquired in the Pipeline Transaction; (v) the execution of certain agreements and delivery of certain documents related to the consummation of the Pipeline Transaction, including an amendment to the Partnership’s existing omnibus agreement with P66 Company; and (vi) the receipt by the Partnership of sufficient proceeds from financing arrangements to pay the cash consideration payable by the Partnership in the Pipeline Transaction.

Pursuant to the Contribution Agreement, and subject to certain limitations, the Partnership has agreed to indemnify P66 Company, P66 Pipeline and their respective affiliates (other than the Partnership and its subsidiaries), directors, officers, employees, agents and representatives (collectively, the “P66 Company Parties”) for any and all damages resulting from any breach of a representation, warranty, agreement or covenant of the Partnership and for certain other matters. Similarly, P66 Company and P66 Pipeline have agreed to indemnify the Partnership, its subsidiaries and its and their respective affiliates (other than any of the P66 Company Parties), directors, officers, employees, agents and representatives for any and all damages resulting from any breach of a representation, warranty, agreement or covenant of P66 Company or P66 Pipeline and for certain other matters.

The foregoing description is not complete and is qualified in its entirety by reference to the full text of the Contribution Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference.

Relationships

Each of the parties to the Contribution Agreement is a direct or indirect subsidiary of PSX. As a result, certain individuals, including officers of PSX and officers and directors of the General Partner, serve as officers and/or directors of one or more of such entities. P66 Company currently (as of the date of this Current Report on Form 8-K) owns 20,938,498 Common Units and 35,217,112 subordinated units of the Partnership (“Subordinated Units”), collectively representing a 73.3% limited partner interest in the Partnership based on the number of Common Units and Subordinated Units outstanding as of February 13, 2015. P66 Company also owns an indirect 2% general partner interest in the Partnership and all of the Partnership’s incentive distribution rights through its ownership of the General Partner.

The terms of the Contribution Agreement were approved on behalf of the Partnership by the conflicts committee and the board of directors of the General Partner. The conflicts committee, which is comprised of independent members of the board of directors of the General Partner, retained independent legal and financial advisors to assist it in evaluating and negotiating the Pipeline Transaction. In approving the terms of the Pipeline Transaction, the conflicts committee based its decision in part on an opinion from the independent financial advisor that the consideration to be paid by the Partnership pursuant to the Contribution Agreement is fair, from a financial point of view, to the holders of Common Units unaffiliated with P66 Company and its affiliates.

Item 7.01 Regulation FD Disclosure

On February 16, 2015, the Partnership announced that it entered into the Contribution Agreement. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

The information furnished pursuant to this Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and will not be incorporated by reference into any filing under the Securities Act unless specifically identified therein as being incorporated therein by reference.

Item 9.01 Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired

Audited financial statements of Explorer Pipeline Company as of December 31, 2014 and 2013, and for each of the three years in the period ended December 31, 2014, a copy of which is filed as Exhibit 99.2 hereto and incorporated herein by reference.

Audited financial statements of DCP Sand Hills Pipeline, LLC as of December 31, 2014 and 2013, and for each of the three years in the period ended December 31, 2014, a copy of which is filed as Exhibit 99.3 hereto and incorporated herein by reference.

Audited financial statements of DCP Southern Hills Pipeline, LLC as of December 31, 2014 and 2013, and for each of the three years in the period ended December 31, 2014, a copy of which is filed as Exhibit 99.4 hereto and incorporated herein by reference.

(b)	Pro Forma Financial Information.

Unaudited pro forma consolidated financial statements of the Partnership as of December 31, 2014, and for the year ended December 31, 2014, a copy of which is filed as Exhibit 99.5 hereto and incorporated herein by reference.

(d)	Exhibits

Exhibit No.		Description

2.1	—	Contribution, Conveyance and Assumption Agreement, dated as of February 13, 2015, by and among Phillips 66 Partners LP, Phillips 66 Partners GP LLC, Phillips 66 Company and Phillips 66 Pipeline LLC.

23.1	—	Consent of KPMG LLP, independent auditors for Explorer Pipeline Company.

23.2	—	Consent of Deloitte & Touche LLP, independent auditors for DCP Sand Hills Pipeline, LLC and DCP Southern Hills Pipeline, LLC.

99.1	—	Press release of Phillips 66 Partners LP, dated February 16, 2015.

99.2	—	Audited financial statements of Explorer Pipeline Company as of December 31, 2014 and 2013, and for each of the three years in the period ended December 31, 2014.

99.3	—	Audited financial statements of DCP Sand Hills Pipeline, LLC as of December 31, 2014 and 2013, and for each of the three years in the period ended December 31, 2014.

99.4	—	Audited financial statements of DCP Southern Hills Pipeline, LLC as of December 31, 2014 and 2013, and for each of the three years in the period ended December 31, 2014.

99.5	—	Unaudited pro forma consolidated financial statements of the Partnership as of December 31, 2014, and for the year ended December 31, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Phillips 66 Partners LP
	By:	Phillips 66 Partners GP LLC, its general partner

Dated: February 17, 2015	By:	/s/ J.T. Liberti
J.T. Liberti
Vice President and Chief Operating Officer

EXHIBIT INDEX

Exhibit No.		Description

2.1	—	Contribution, Conveyance and Assumption Agreement, dated as of February 13, 2015, by and among Phillips 66 Partners LP, Phillips 66 Partners GP LLC, Phillips 66 Company and Phillips 66 Pipeline LLC.

23.1	—	Consent of KPMG LLP, independent auditors for Explorer Pipeline Company.

23.2	—	Consent of Deloitte & Touche LLP, independent auditors for DCP Sand Hills Pipeline, LLC and DCP Southern Hills Pipeline, LLC.

99.1	—	Press release of Phillips 66 Partners LP, dated February 16, 2015.

99.2	—	Audited financial statements of Explorer Pipeline Company as of December 31, 2014 and 2013, and for each of the three years in the period ended December 31, 2014.

99.3	—	Audited financial statements of DCP Sand Hills Pipeline, LLC as of December 31, 2014 and 2013, and for each of the three years in the period ended December 31, 2014.

99.4	—	Audited financial statements of DCP Southern Hills Pipeline, LLC as of December 31, 2014 and 2013, and for each of the three years in the period ended December 31, 2014.

99.5	—	Unaudited pro forma consolidated financial statements of the Partnership as of December 31, 2014, and for the year ended December 31, 2014.